TOTAL HOME EQUITY LOANS
The following summary information with respect to the Total Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$112,123.04	$5,000.00 - $802,500.00

Wtd. Avg. Coupon Rate (approximate)	7.811%	5.080% - 13.990%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	80.18%	7.72% - 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	348 Mths	60 Mths – 360 Mths

Wtd. Avg. Remaining Term to Maturity (approximate)	347 Mths	59 Mths – 360 Mths

Wtd. Avg. Original Credit Score (approximate)(1)	596	468 – 825

Maximum Seasoning	22 Mths

Ratio of First to Second Liens	24.44%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$4,482,171.68	$34,897.47 - $279,811.74

All Other Properties	$869,749,361.62	$19,903.23 - $802,500.00

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$250,274.93	$38,952.82 - $109,968.45
All Other Properties	$28,781,430.30	$5,000.00 - $200,000.00

Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.22%

————————— (1) Excludes 5 Home Equity Loans for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Total Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

-#-

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF TOTAL HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	177	19,901,867.98	2.20
Arkansas	61	4,270,729.20	0.47
California	925	168,427,951.26	18.65
Colorado	127	19,901,221.07	2.20
Connecticut	78	11,732,109.55	1.30
Delaware	41	4,156,588.09	0.46
Florida	535	57,587,355.15	6.38
Georgia	307	34,309,217.54	3.80
Idaho	21	2,185,624.18	0.24
Illinois	84	8,621,634.93	0.95
Indiana	210	18,670,300.02	2.07
Iowa	115	9,626,859.66	1.07
Kansas	58	4,693,975.64	0.52
Kentucky	94	8,563,219.22	0.95
Louisiana	188	15,292,713.48	1.69
Maine	62	6,419,043.13	0.71
Maryland	147	21,035,658.36	2.33
Massachusetts	135	23,703,300.99	2.62
Michigan	272	28,156,094.33	3.12
Minnesota	62	7,314,997.80	0.81
Mississippi	135	10,503,654.95	1.16
Missouri	170	14,483,948.73	1.60
Montana	22	1,648,424.96	0.18
Nebraska	44	4,058,731.73	0.45
Nevada	56	8,116,741.90	0.90
New Hampshire	53	7,802,173.64	0.86
New Jersey	111	17,154,723.44	1.90
New Mexico	55	4,504,247.41	0.50
New York	284	37,032,563.74	4.10
North Carolina	251	26,548,237.90	2.94
North Dakota	5	225,273.04	0.02
Ohio	367	35,626,918.95	3.94
Oklahoma	86	6,121,195.16	0.68
Oregon	54	6,583,079.10	0.73
Pennsylvania	365	35,763,698.53	3.96
Rhode Island	25	3,641,840.45	0.40
South Carolina	89	8,028,077.83	0.89
South Dakota	8	611,463.61	0.07
Tennessee	254	23,328,174.14	2.58
Texas	1,186	92,277,732.70	10.22
Utah	32	4,715,038.99	0.52
Vermont	13	1,379,104.83	0.15
Virginia	225	26,942,760.91	2.98
Washington	183	26,804,569.64	2.97
West Virginia	129	9,703,075.35	1.07
Wisconsin	135	12,896,700.02	1.43
Wyoming	20	2,190,625.30	0.24
Total	8,056	903,263,238.53	100.00

—————————

(1)

Determined by property address designated as such in the related mortgage.

-#-

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF TOTAL HOME EQUITY LOANS (1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.72 - 10.00	1	60,934.36	0.01
10.01 - 15.00	12	628,831.58	0.07
15.01 - 20.00	22	1,148,397.67	0.13
20.01 - 25.00	28	1,424,037.33	0.16
25.01 - 30.00	42	2,775,362.65	0.31
30.01 - 35.00	58	3,364,431.02	0.37
35.01 - 40.00	72	4,309,568.34	0.48
40.01 - 45.00	84	4,989,003.00	0.55
45.01 - 50.00	160	11,793,389.93	1.31
50.01 - 55.00	141	11,819,670.82	1.31
55.01 - 60.00	236	21,087,715.54	2.33
60.01 - 65.00	347	29,562,851.82	3.27
65.01 - 70.00	512	49,048,495.37	5.43
70.01 - 75.00	707	74,829,926.74	8.28
75.01 - 80.00	1,674	197,284,063.09	21.84
80.01 - 85.00	1,139	135,066,701.82	14.95
85.01 - 90.00	1,921	250,824,672.53	27.77
90.01 - 95.00	585	81,472,061.91	9.02
95.01 - 100.00	315	21,773,123.01	2.41
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Total Home Equity Loans is approximately 80.18%.

COUPON RATES OF TOTAL HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.080 - 5.500	149	30,023,158.91	3.32
5.501 - 6.000	385	68,053,553.19	7.53
6.001 - 6.500	579	91,802,954.71	10.16
6.501 - 7.000	999	144,592,676.08	16.01
7.001 - 7.500	842	110,847,260.75	12.27
7.501 - 8.000	1,167	135,552,448.32	15.01
8.001 - 8.500	706	74,252,744.88	8.22
8.501 - 9.000	859	83,672,577.71	9.26
9.001 - 9.500	524	43,432,291.96	4.81
9.501 - 10.000	637	49,491,027.11	5.48
10.001 - 10.500	268	18,013,957.41	1.99
10.501 - 11.000	373	23,736,859.93	2.63
11.001 - 11.500	206	12,151,729.64	1.35
11.501 - 12.000	146	7,357,743.10	0.81
12.001 - 12.500	116	5,619,781.50	0.62
12.501 - 13.000	71	3,478,877.68	0.39
13.001 - 13.500	19	838,144.53	0.09
13.501 - 13.990	10	345,451.12	0.04
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Total Home Equity Loans is approximately 7.811%.

LOAN BALANCES OF TOTAL HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5,000 - 5,000	1	5,000.00	0.00
5,001 - 10,000	8	58,535.00	0.01
10,001 - 15,000	22	279,652.09	0.03
15,001 - 20,000	28	498,352.08	0.06
20,001 - 25,000	38	886,326.14	0.10
25,001 - 30,000	38	1,054,803.98	0.12
30,001 - 35,000	311	10,799,110.48	1.20
35,001 - 40,000	295	11,236,075.12	1.24
40,001 - 45,000	310	13,354,414.41	1.48
45,001 - 50,000	407	19,716,585.69	2.18
50,001 - 55,000	351	18,470,449.20	2.04
55,001 - 60,000	377	21,827,669.93	2.42
60,001 - 65,000	371	23,320,825.81	2.58
65,001 - 70,000	358	24,240,766.59	2.68
70,001 - 75,000	364	26,400,682.87	2.92
75,001 - 80,000	283	22,006,595.20	2.44
80,001 - 85,000	283	23,423,906.30	2.59
85,001 - 90,000	285	24,969,830.36	2.76
90,001 - 95,000	231	21,449,978.89	2.37
95,001 - 100,000	272	26,630,152.25	2.95
100,001 - 105,000	215	22,067,494.03	2.44
105,001 - 110,000	210	22,614,219.75	2.50
110,001 - 115,000	208	23,419,132.51	2.59
115,001 - 120,000	176	20,699,221.07	2.29
120,001 - 125,000	140	17,151,268.96	1.90
125,001 - 130,000	162	20,664,149.60	2.29
130,001 - 135,000	148	19,626,883.68	2.17
135,001 - 140,000	137	18,887,613.86	2.09
140,001 - 145,000	115	16,435,857.79	1.82
145,001 - 150,000	109	16,125,072.23	1.79
150,001 - 200,000	872	150,702,996.95	16.68
200,001 - 250,000	422	94,237,212.82	10.43
250,001 - 300,000	224	61,389,411.09	6.80
300,001 - 350,000	160	51,839,295.56	5.74
350,001 - 400,000	49	18,477,202.16	2.05
400,001 - 450,000	26	11,208,490.81	1.24
450,001 - 500,000	21	10,050,848.91	1.11
500,001 - 550,000	10	5,244,763.05	0.58
550,001 - 600,000	10	5,776,719.47	0.64
600,001 - 650,000	6	3,783,691.86	0.42
650,001 - 700,000	1	679,479.98	0.08
700,001 - 750,000	1	750,000.00	0.08
800,001 - 802,500	1	802,500.00	0.09
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Total Home Equity Loans is approximately $112,123.

TYPES OF MORTGAGED PROPERTIES OF TOTAL HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	7,149	786,706,941.76	87.10
PUD	503	73,132,713.49	8.10
Condominium	198	23,090,088.04	2.56
Townhouse	84	9,083,813.19	1.01
Manufactured Housing	81	6,517,235.44	0.72
Two- to Four-Family	41	4,732,446.61	0.52
Total	8,056	903,263,238.53	100.00

ORIGINAL TERMS TO MATURITY OF TOTAL HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	2	174,845.28	0.02
61 – 120	105	5,819,561.74	0.64
121 – 180	486	28,627,708.58	3.17
181 – 240	568	32,417,697.00	3.59
241 – 300	36	3,182,936.70	0.35
301 – 360	6,859	833,040,489.23	92.23
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Total Home Equity Loans is approximately 348 months.

REMAINING TERMS TO MATURITY OF TOTAL HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
59 – 60	2	174,845.28	0.02
61 – 120	106	5,866,057.12	0.65
121 – 180	487	28,696,794.27	3.18
181 – 240	567	32,356,473.15	3.58
241 – 300	35	3,128,579.48	0.35
301 – 360	6,859	833,040,489.23	92.23
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Total Home Equity Loans is approximately 347 months.

SEASONING OF TOTAL HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	3,291	382,508,311.08	42.35
1 – 22	4,765	520,754,927.45	57.65
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Total Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF TOTAL HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	7,895	891,736,341.80	98.72
Investment Property	87	6,469,888.50	0.72
Second Home	74	5,057,008.23	0.56
Total	8,056	903,263,238.53	100.00

LIEN POSITIONS OF TOTAL HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	7,409	874,231,533.30	96.79
Second Lien	647	29,031,705.23	3.21
Total	8,056	903,263,238.53	100.00

DOCUMENTATION TYPES OF TOTAL HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	6,980	761,636,374.04	84.32
Stated Income	777	101,624,845.95	11.25
Limited Documentation	299	40,002,018.54	4.43
Total	8,056	903,263,238.53	100.00

CREDIT GRADES OF TOTAL HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A	6,552	766,931,847.02	84.91
B	473	45,416,431.80	5.03
C	970	86,185,439.93	9.54
D	61	4,729,519.78	0.52
Total	8,056	903,263,238.53	100.00

ORIGINAL CREDIT SCORES OF TOTAL HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	5	238,852.68	0.03
451 - 475	6	601,711.35	0.07
476 - 500	33	3,561,604.09	0.39
501 - 525	557	51,293,410.89	5.68
526 - 550	1,421	155,873,873.45	17.26
551 - 575	1,241	137,081,783.57	15.18
576 - 600	1,321	150,212,501.48	16.63
601 - 625	1,289	148,680,094.31	16.46
626 - 650	1,018	121,719,784.99	13.48
651 - 675	604	71,692,584.61	7.94
676 - 700	301	34,242,002.46	3.79
701 - 725	131	14,921,314.35	1.65
726 - 750	72	7,062,207.26	0.78
751 - 775	34	3,968,702.73	0.44
776 - 800	22	2,040,666.01	0.23
801 - 807	1	72,144.30	0.01
Total	8,056	903,263,238.53	100.00

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Total Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 596.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF TOTAL HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	7,409	874,231,533.30	96.79
5.01 - 10.00	64	1,251,114.15	0.14
10.01 - 15.00	70	2,884,029.16	0.32
15.01 - 20.00	239	10,218,255.23	1.13
20.01 - 25.00	99	4,948,751.73	0.55
25.01 - 30.00	64	3,174,798.51	0.35
30.01 - 35.00	43	2,251,742.45	0.25
35.01 - 40.00	26	1,505,595.12	0.17
40.01 - 45.00	20	1,276,487.90	0.14
45.01 - 50.00	8	464,802.40	0.05
50.01 - 55.00	3	151,863.21	0.02
55.01 - 60.00	4	240,086.20	0.03
60.01 - 65.00	3	301,135.24	0.03
65.01 - 70.00	1	124,640.36	0.01
70.01 - 75.00	2	136,797.17	0.02
85.01 - 85.74	1	101,606.40	0.01
Total:	8,056	903,263,238.53	100.00

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF TOTAL HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fully Amortizing	8,009	901,250,787.78	99.78
Balloon	47	2,012,450.75	0.22
Total	8,056	903,263,238.53	100.00

PREPAYMENT PENALTIES OF TOTAL HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	4,716	567,906,204.75	62.87
No Prepayment Penalty	3,340	335,357,033.78	37.13
Total	8,056	903,263,238.53	100.00

PURPOSE OF TOTAL HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	5,897	621,733,976.32	68.83
Rate/Term Refinance	1,569	205,094,366.37	22.71
Purchase	590	76,434,895.84	8.46
Total	8,056	903,263,238.53	100.00

-#-